  EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Expands to Michigan

Michigan Body and Mind Branded Dispensary Opening and Vertical Operations In Development

Long Beach Dispensary Completes Rebrand to Body and Mind Operation

Las Vegas, NV and Vancouver, B.C., Canada (February 2, 2022) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state cannabis operator, is pleased to announce completion of the first stage of the vertical strategy to expand into the rapidly growing Michigan market. This will be the fifth state with Body and Mind operations with additional wholly owned licenses in development.

The Company, through its wholly owned subsidiary, has received all licenses and approvals and will open the Body and Mind branded dispensary on February 2, 2022 to serve medical patients and recreational customers in Muskegon, Michigan.

"We’re excited to have our first Body and Mind branded dispensary opening today in the rapidly expanding Michigan market,” stated Michael Mills, CEO of Body and Mind. “This was another license win for Body and Mind and our development group moved quickly to advance the opportunity. Our team worked closely with the City of Muskegon to secure and develop the social equity opportunity for this jurisdiction, and we look forward to supporting the community and our new customers as we continue to grow in Michigan. Growth in the overall Michigan market has been impressive with December sales across the state up 66% from a year ago and annual sales of $1.79 billion in 2021 (up roughly 82%) as reported by the Michigan Marijuana Regulatory Agency. Roughly $246 million was collected in cannabis taxes in Michigan with $131 million supporting various initiatives such as infrastructure and public education and $115 million supporting the general state fund.”

“Body and Mind excels at building community relationships, which is a core value of the Company. We are highly confident that we can partner with the City of Muskegon to utilize its social equity program to build awareness and financial assistance to the disproportionately affected minority community and individuals,” said Trip Hoffman, COO of Body and Mind.

As part of the Company’s vertical growth strategy in Michigan, the previously announced, fully funded 57,000 square foot, two phase cultivation and production facility has commenced construction (see press release dated September 21, 2021.) The Company will provide ongoing construction updates as the facility moves through the development process.

View the Michigan video at https://vimeo.com/672598281

Long Beach, California Dispensary Rebranding

The Company’s wholly owned Long Beach dispensary has been transitioning from the original ShowGrow brand to ShowGrow by BaM and has now completed a rebrand of the operations to become a Body and Mind dispensary. The Company has secured nearby billboard advertising and is focused on marketing the Body and Mind brand in all consumer channels for the Long Beach area.

1

Seaside Dispensary Transition

The Company announced a definitive agreement to acquire the fully operational The Reef dispensary in Seaside California (see prior press release dated December 1, 2021) and assumed management effective December 1, 2021. Local and state approvals for transfer of the ownership have been received.

“We have been very impressed with the deep cannabis knowledge, customer service and dedication of the Seaside team,” stated Trip Hoffman, COO of Body and Mind. “We are looking forward to growing the retail and delivery operations and achieving economies of scale from our expanding California dispensary strategy.

The Company is pleased to announce it has renewed engagement with Stonegate Partners for $5,000 per month to provide social media, client outreach and strategy for the Company.

About Body and Mind Inc.

BaM is an operations focused, multi-state operator investing in high quality medical and recreational cannabis cultivation, production and retail.

BaM continues to expand operations in Nevada, California, Arkansas, Ohio and Michigan and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds medical and adult-use cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN products. BaM cannabis strains have won numerous awards including the Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

Please visit www.bodyandmind.com for more information.

Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

For further information, please contact:

Investor Relations

Jonathan Paterson
+1 203 862 0492
Jonathan.Paterson@HarborAccessLLC.com

Skanderbeg Capital Advisors

+1 604 687-7130

 info@skanderbegcapital.com

2

Company Contact:

Michael Mills
CEO
Tel: 800-361-6312
ir@bodyandmind.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

3